Exhibit 99.1
CONTACTS:
Dominic Paschel
SuccessFactors, Inc.
Investor Relations
415-262-4641
dpaschel@successfactors.com
Jesse Odell
LaunchSquad
Public Relations
415-625-8555
successfactors@launchsquad.com
SuccessFactors Announces Record Second Quarter Fiscal 2008 Results
Revenue Grows a Strong 71% Year-over-Year
•	Deferred revenue grew to a new high of $123.6M, up 94% year-over-year

•	Non-GAAP gross margin improves sequentially from 61% to 65%

•	Non-GAAP operating margin improves sequentially 7 full percentage points

•	Cash flow used in operating activities improves 7 full percentage points to ($6.4) million compared to ($6.9) million in Q207

•	Raises full year fiscal 2008 guidance
SAN MATEO, Calif. — August 6, 2008 — SuccessFactors, Inc. (NASDAQ: SFSF), the global leader in on-demand performance and talent management solutions, today announced results for its second fiscal quarter of 2008 which ended June 30, 2008.
“SuccessFactors again delivered a strong quarter with outstanding execution, resulting in superior year-over-year revenue growth of 71% and deferred revenue growth year-over-year of 94% in what continues to be a challenging economy,” said Lars Dalgaard, chief executive officer for SuccessFactors. “At the same time as outgrowing the industry, we delivered our best non-GAAP operating margin in more than three years. In the last 6 months, non-GAAP gross margin was improved 12 full percentage points from 53% to 65%, and non-GAAP operating margin improved 39 full percentage points.”
Discussing strategic areas of investment, Dalgaard continued, “The reductions in COGS (cost of goods sold) and general & administrative expenses were due to the productivity of our professional services team and leverage across our G&A functions which allowed us to invest more aggressively in the revenue generating areas of research & development and sales & marketing. We continue to be impressed with the strength and depth of our entire team, not just the management team but throughout the organization.”
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SuccessFactors’ results for the second quarter of fiscal year 2008:
•	Q2 FY08 Revenue: Revenue was $25.7 million, compared to $15.0 million for the same period last year, an increase of 71%, and an increase of 10% sequentially from Q108.

•	Q2 FY08 Customers: Added approximately 190 new customers during the quarter. The company had approximately 2,140 customers as of June 30, 2008, an increase of 83% from 1,167 customers as of June 30, 2007, and an increase of 10% from 1,950 customers as of March 31, 2008.

•	Q2 FY08 Margins: Non-GAAP gross margin improved to 65% for the quarter ended June 30, 2008, up from 61% for the quarter ended March 31, 2008. Non-GAAP operating margin improved by 7 full percentage points to (70%) for the quarter ended June 30, 2008, compared to (77%) for the quarter ended March 31, 2008.

•	Q2 FY08 Expenses: Total non-GAAP operating expenses were held to 7% sequential growth from the first quarter of 2008, versus growth of 107% over fiscal 2007. During the quarter ended June 30, 2008, non-GAAP sales and marketing expenses were held to 7% sequential growth from the first quarter of 2008, versus 115% over fiscal 2007. Non-GAAP general and administrative expenses declined 5% sequentially from the first quarter of 2008, versus 149% growth over fiscal 2007. Non-GAAP research and development expenses increased 20% sequentially from the first quarter of 2008, versus 54% growth over fiscal 2007. For the quarter ended June 30, 2008, the non-GAAP total operating expenses excluded approximately $1.8 million in stock-based compensation expense.

•	Q2 FY08 Cash Flows Used in Operations: For the quarter ended June 30, 2008, the company used $6.4 million of cash in operating activities, down from the $6.9 million used in the quarter ended June 30, 2007. Total cash, cash equivalents and marketable securities at June 30, 2008 were $105.7 million. The company’s secondary offering was completed on June 23, 2008 and raised total net proceeds of approximately $27.7 million to the company.

•	Q2 FY08 Net Loss per Share: On a GAAP basis, for the quarter ended June 30, 2008, the net loss per common share, basic and diluted, was $0.37. The non-GAAP net loss per common share, basic and diluted, was $0.33, which excludes approximately $2.0 million in stock-based compensation expense, compared to a non-GAAP net loss per share, basic and diluted, of $0.34 in Q108. GAAP and non-GAAP net loss per common share calculations are based on 52.3 million weighted average shares outstanding during the quarter.

•	Q2 FY08 Total Deferred Revenue: Total deferred revenue as of June 30, 2008 was $123.6 million, an increase of 94% compared to June 30, 2007 and 10% compared to March 31, 2008.
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     Additional Second Quarter Fiscal 2008 Highlights:
•	Continued to gain strong traction within the SMB group adding new customers including Noblis, Omaha World-Herald Company, Syniverse Technologies, Goodwill of San Francisco, Philadelphia Gas Works, Bates College, OpenTV, 3PAR, Perceptive Software, Trident Microsystems, Paylocity, Ingres, Chyron Corporation, Supfina Machine Company, Office of Financial Management State of Washington, Bare Escentuals Beauty, Samsung Telecommunications America, 1st Franklin Financial Corp., and The Recording Academy.

•	Added enterprise customers Alticor, CH2M Hill, Wellstar Health Systems, EMC, Hollister Incorporated, PCL Constructors, Salina Regional Health Care, Woodward Governor, Starkey Laboratories, Daughters of Charity Health System, and United Industries Corporation.

•	Recorded strongest European performance ever, adding new customers in over 9 countries including Hilti in Lichtenstein, TetraPak in Switzerland, General Dynamics in Germany, Société Générale and SKF in France, Cable and Wireless in the United Kingdom, Novozymes and Kongsberg in Denmark, and Sky Italia and Navionics in Italy.

•	Made outstanding progress in Asia Pacific, adding new customers including Lend Lease Management Services and Super Partners in Australia, LG Electronics, SaeJong Industries, and Inter-M in Korea, Prince Court Medical Center in Singapore, and Saigon Postel in Malaysia.

•	New partner driven customers included TriNet with InfoPartners, Tibion, Rockwall Hospital and SteelEye; Riverside Group with Polar Window; GeoLearning with Kingland; and Sistemas CBT with Grupo Copri Mexico.

•	Hosted 2,000+ customers and prospects for more than 15 SuccessFactors seminars, events, and other sponsored activities across North America in cities such as Toronto, Boston, Minneapolis, Houston, Phoenix, Washington, D.C, Chicago, New York, San Francisco, Nashville, and Philadelphia. In Q3 FY08 more than 20 similar events are planned globally.

•	Hosted more than 700 people from over 300 companies at SuccessFactors’ 2008 Global User Conference, with more than 40 customer-led sessions.

•	Announced first SuccessFactors European User Conference to be held in Q408.
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•	CEO Lars Dalgaard was named winner of the 2008 Ernst & Young Entrepreneur of the Year Award in Northern California/Silicon Valley in the Software-as-a-Service category. Dalgaard was selected a winner from an extraordinary pool of 27 finalists that were culled from more than 90 nominations of business leaders by a panel of independent judges.

Guidance: SuccessFactors is initiating guidance for its third quarter and is raising its full fiscal year 2008 guidance.

•	Q3 FY08: Revenue for the company’s third fiscal quarter is projected to be in the range of approximately $27.5 million to $28 million. Non-GAAP net loss per common share, basic and diluted, is expected to be in the range of approximately ($0.35) to ($0.37). Non-GAAP net loss per common share estimates exclude the effects of estimated stock-based compensation expense and assume an average weighted share count of approximately 56 million shares.

•	Full Year FY08: The company is raising guidance for full year revenue for fiscal 2008 from approximately $104 million to $106 million, to approximately $107 million to $108 million. The company now expects the non-GAAP net loss per common share for fiscal 2008 to be in the range of ($1.39) to ($1.43); previous guidance had been in the range of ($1.55) to ($1.59). Non-GAAP net loss per common share estimates exclude the effects of estimated stock-based compensation expense and assume an average weighted share count of approximately 54.3 million shares.
Conference Call
SuccessFactors will host a conference call to discuss its second quarter fiscal 2008 results today at 2:00 p.m. Pacific Daylight Time. A live audio webcast of the conference call, together with detailed financial information, can be accessed through the company’s Investor Relations website at http://www.successfactors.com/investor. In addition, an archive of the webcast can be accessed through the same link until August 15, 2008. Participants who choose to call into the conference call can do so by dialing domestically at 866-923-9739 and internationally at 706-634-0915. A domestic replay will be available at 800-642-1687 or 706-645-9291 internationally, passcode 56449183, until August 15, 2008.
Use of Non-GAAP Financial Information
SuccessFactors provides quarterly and annual financial statements that are prepared in accordance with generally accepted accounting principles (GAAP). To help understand SuccessFactors’ past financial performance and future results, SuccessFactors has supplemented its financial results that it provides in accordance with GAAP, with non-GAAP financial measures. The method SuccessFactors uses
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to produce non-GAAP financial results is not computed according to GAAP and may differ from the methods used by other companies. The non-GAAP measures used by SuccessFactors exclude the impact of stock-based compensation expense recorded under SFAS 123(R). SuccessFactors’ reference to these non-GAAP financial results should be considered in addition to results that are prepared under current accounting standards but should not be considered as a substitute for, or superior to, the financial results that are presented as consistent with GAAP. SuccessFactors’ management uses the supplemental non-GAAP financial measures internally to understand, manage and evaluate SuccessFactors’ business and make operating decisions. These non-GAAP financial measures are among the factors SuccessFactors’ management uses in planning for and forecasting future periods. Reconciliation to the nearest GAAP financial measures of the non-GAAP financial measures is included in this press release.
About SuccessFactors, Inc.
SuccessFactors is one of the fastest growing public software companies and the leading provider of on-demand employee performance and talent management solutions. The company enables organizations of every size, and across every industry and geography, to achieve high-performing workforces through goal alignment and execution, talent development and planning, and pay-for-performance initiatives. From 92 customers and approximately 282,000 end users in 2003 to more than 2,140 customers and more than 4 million end users today, SuccessFactors’ solutions are widely deployed across 60 industries in over 185 countries in 22 languages. Founded in 2001 with offices around the world, the company employs more than 700 people, all passionately focused on revolutionizing the future of work. For more information, visit: http://www.successfactors.com.
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“Safe harbor” statement under the Private Securities Litigation Reform Act of 1995:
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are SuccessFactors’ current expectations and beliefs.
These forward-looking statements include statements about expected revenue and non-GAAP net loss per share for the third fiscal quarter of 2008, the full fiscal year 2008 and related items. Factors that could cause actual results to differ materially include: our ability to continue to experience high customer renewal rates; whether customers renew their agreements for additional modules or users; levels of new customers; pricing pressures; the fact that our market is at an early stage of development, and it may not develop as rapidly as we anticipate; competitive factors; outages or
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security breaches; our ability to develop, and market acceptance of, new services; our ability to manage our growth; our ability to improve our internal controls; our ability to successfully expand our sales force and its effectiveness; our ability to continue to manage expenses; the impact of unforeseen expenses; and general economic conditions worldwide. If any such risks or uncertainties materialize or if any of the assumptions proves incorrect, our results could differ materially from the results expressed or implied by the forward-looking statements we make.
Further information on these and other factors that could affect our financial results is included in the section entitled “Risk Factors” in our Annual Report on Form 10-K, and as amended on Form 10-K/A, for 2007 and in the reports on Form 10-Q and in other filings we make with the Securities and Exchange Commission from time to time.
These documents are or will be available on the SEC Filings section of the Investor Relations section of our website at www.successfactors.com/investor.
SuccessFactors, Inc. assumes no obligation and does not intend to update these forward-looking statements, except as required by law.
“SuccessFactors” is a trademark of SuccessFactors, Inc., San Mateo, California. Other names used may be trademarks of their respective owners.
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SuccessFactors, Inc.
Condensed Consolidated Balance Sheets
(in thousands)

	As of June 30,	As of December 31,
	2008	2007
	(unaudited)	(1)
Assets:
Current assets:
Cash and cash equivalents	$78,324	$82,274
Marketable securities	27,357	8,513
Accounts receivable, net of allowance for doubtful accounts	33,479	42,072
Deferred commissions	4,884	4,199
Prepaid expenses and other current assets	5,088	2,347

Total current assets	149,132	139,405
Restricted cash	903	964
Property and equipment, net	7,752	6,532
Deferred commissions, net of current portion	6,519	7,343
Other assets	264	300

Total assets	$164,570	$154,544

Liabilities and stockholders’ equity:
Current liabilities:
Accounts payable	$537	$3,595
Accrued expenses and other current liabilities	8,559	7,016
Accrued employee compensation	14,035	18,265
Deferred revenue	102,223	84,624
Current portion of capital lease obligations	35	34

Total current liabilities	125,389	113,534
Capital lease obligations, net of current portion	38	56
Deferred revenue, net of current portion	21,411	16,386
Other long-term liabilities	3,418	4,625

Total liabilities	150,256	134,601

Stockholders’ equity:
Common stock	55	51
Additional paid-in capital	194,076	161,150
Accumulated other comprehensive income	81	55
Accumulated deficit	(179,898)	(141,313)

Total stockholders’ equity	14,314	19,943

Total liabilities and stockholders’ equity	$164,570	$154,544

(1)	The condensed consolidated balance sheet as of December 31, 2007 has been derived from audited financial statements.

SuccessFactors, Inc.
Condensed Consolidated Statements of Operations
(unaudited, in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2008	2007	2008	2007
Revenue	$25,714	$15,004	$49,175	$27,395
Cost of revenue (1)	9,244	5,686	18,580	10,737

Gross profit	16,470	9,318	30,595	16,658

Operating expenses: (1)
Sales and marketing	23,261	15,686	44,870	29,308
Research and development	6,250	3,664	11,459	7,221
General and administrative	6,828	4,653	13,920	7,304

Total operating expenses	36,339	24,003	70,249	43,833

Loss from operations	(19,869)	(14,685)	(39,654)	(27,175)
Interest income (expense) and other, net	729	(1,647)	1,369	(1,748)

Loss before provision for income taxes	(19,140)	(16,332)	(38,285)	(28,923)
Provision for income taxes	(147)	(31)	(300)	(59)

Net loss	$(19,287)	$(16,363)	$(38,585)	$(28,982)

Net loss per common share, basic and diluted	$(0.37)	$(5.00)	$(0.74)	$(9.44)

Shares used in computing net loss per common share, basic and diluted	52,298	3,270	51,973	3,071

(1)	Amounts include stock-based compensation expenses as follows:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2008	2007	2008	2007
Cost of revenue	$227	$68	$409	$121
Sales and marketing	900	266	1,685	480
Research and development	265	84	480	130
General and administrative	604	160	1,175	297

SuccessFactors, Inc.
Condensed Consolidated Statements of Cash Flows
(unaudited, in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2008	2007	2008	2007
Cash flow from operating activities:
Net loss	$(19,287)	$(16,363)	$(38,585)	$(28,982)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	774	500	1,496	833
Amortization of deferred commissions	1,574	860	3,167	1,594
Stock-based compensation expense	1,996	578	3,749	1,028
Amortization of debt issuance costs	—	99	—	197
Adjustment to fair value of convertible preferred stock warrants	—	1,317	—	1,264
Changes in assets and liabilities:
Accounts receivable	(2,857)	(3,280)	8,593	(886)
Deferred commissions	(1,821)	(1,553)	(3,028)	(2,530)
Prepaid expenses and other current assets	(975)	(187)	(2,741)	(602)
Other assets	9	(88)	36	(96)
Accounts payable	(568)	1,334	(2,974)	2,434
Accrued expenses and other current liabilities	258	1,837	1,642	2,227
Accrued employee compensation	3,719	849	(4,230)	(2,468)
Other liabilities	(62)	393	(123)	628
Deferred revenue	10,858	6,786	22,624	11,238

Net cash used in operating activities	(6,382)	(6,918)	(10,374)	(14,121)

Cash flow from investing activities:
Restricted cash	22	(104)	61	(152)
Capital expenditures	(2,517)	(1,016)	(2,605)	(2,535)
Purchases of available-for-sale securities	(22,353)	(500)	(33,364)	(2,705)
Maturity of available-for-sale securities	12,503	1,755	14,503	1,880

Net cash (used in) provided by investing activities	(12,345)	135	(21,405)	(3,512)

Cash flow from financing activities:
Proceeds from exercise of stock options, net	496	122	659	187
Proceeds from initial public offering, net of offering costs	—	—	(545)	—
Proceeds from follow-on offering, net of offering costs	27,688	—	27,688	—
Principal payments on capital lease obligations	1	(1)	(17)	(20)

Net cash provided by financing activities	28,185	121	27,785	167

Effect of exchange rate changes on cash and cash equivalents	(5)	4	43	6

Net increase (decrease) in cash and cash equivalents	9,453	(6,658)	(3,950)	(17,460)
Cash and cash equivalents at beginning of period	68,871	15,370	82,274	26,172

Cash and cash equivalents at end of period	$78,324	$8,712	$78,324	$8,712

SuccessFactors, Inc.
Reconciliation of GAAP to Non-GAAP Measures
(unaudited, in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2008	2007	2008	2007
Net loss and net loss per share reconciliations:
GAAP net loss	$(19,287)	$(16,363)	$(38,585)	$(28,982)
(a) Stock-based compensation as measured under SFAS123R	1,996	578	3,749	1,028

Non-GAAP net loss excluding stock-based compensation expense	$(17,291)	$(15,785)	$(34,836)	$(27,954)

GAAP net loss per common share - basic and diluted	$(0.37)	$(5.00)	$(0.74)	$(9.44)

Non-GAAP net loss per common share (excluding stock-based compensation expense) - basic and diluted	$(0.33)	$(0.45)	$(0.67)	$(0.78)

GAAP shares used in computing net loss per common share, basic and diluted	52,298	3,270	51,973	3,071

Non-GAAP shares used in computing net loss per common share - basic and diluted	52,298	35,415	51,973	35,617

Total spend reconciliation:
GAAP total cost of revenue and operating expenses	$45,583	$29,689	$88,829	$54,570
(a) Stock-based compensation as measured under SFAS123R	1,996	578	3,749	1,028

Non-GAAP total cost of revenue and operating expenses (total spend)	$43,587	$29,111	$85,080	$53,542

Gross profit and gross margin reconciliation:
GAAP gross profit	$16,470	$9,318	$30,595	$16,658
(b) Stock-based compensation in cost of revenue as measured under SFAS123R	227	68	409	121

Non-GAAP gross profit	$16,697	$9,386	$31,004	$16,779

GAAP gross margin percentage	64%	62%	62%	61%

Non-GAAP gross margin percentage	65%	63%	63%	61%

Cost of revenue reconciliation:
GAAP cost of revenue	$9,244	$5,686	$18,580	$10,737
(b) Stock-based compensation in cost of revenue as measured under SFAS123R	227	68	409	121

Non-GAAP cost of revenue	$9,017	5,618	$18,171	$10,616

Total operating expenses reconciliation:
GAAP operating expenses	$36,339	$24,003	$70,249	$43,833
(c) Stock-based compensation in operating expenses as measured under SFAS123R	1,769	510	3,340	907

Non-GAAP operating expenses	$34,570	$23,493	$66,909	$42,926

Total sales and marketing reconciliation:
GAAP sales and marketing	$23,261	$15,686	$44,870	$29,308
(d) Stock-based compensation in sales and marketing as measured under SFAS123R	900	266	1,685	480

Non-GAAP sales and marketing	$22,361	$15,420	$43,185	$28,828

Total research and development reconciliation:
GAAP research and development	$6,250	$3,664	$11,459	$7,221
(e) Stock-based compensation in research and development as measured under SFAS123R	265	84	480	130

Non-GAAP research and development	$5,985	$3,580	$10,979	$7,091

Total general and administrative reconciliation:
GAAP general and administrative expenses	$6,828	$4,653	$13,920	$7,304
(f) Stock-based compensation in general and administrative as measured under SFAS123R	604	160	1,175	297

Non-GAAP general and administrative	$6,224	$4,493	$12,745	$7,007

Operating margin reconciliation:
GAAP loss from operations	$(19,869)	$(14,685)	$(39,654)	$(27,175)
(b) Stock-based compensation in cost of revenue as measured under SFAS123R	227	68	409	121
(d) Stock-based compensation in sales and marketing as measured under SFAS123R	900	266	1,685	480
(e) Stock-based compensation in research and development as measured under SFAS123R	265	84	480	130
(f) Stock-based compensation in general and administrative as measured under SFAS123R	604	160	1,175	297

Non-GAAP loss from operations less SFAS123R	$(17,873)	$(14,107)	$(35,905)	$(26,147)

Revenue	$25,714	$15,004	$49,175	$27,395

Non-GAAP operating margin percentage	(70%)	(94%)	(73%)	(95%)